LETTER TO SHAREHOLDERS

We submit herewith the summary financial information of Petroleum & Resources Corporation (the Fund) for the three months ended March 31, 2013.

Net assets of the Fund at March 31, 2013 were $29.94 per share on 26,354,271 shares outstanding, compared with $27.84 per share at December 31, 2012 on 26,325,601 shares outstanding. On March 1, 2013, a distribution of $0.10 per share was paid, consisting of $0.02 of net investment income, $0.03 short-term capital gain, and $0.04 long-term capital gain, all realized in 2012, and $0.01 net investment income realized in 2013, all taxable in 2013. On April 11, 2013, an investment income dividend of $0.10 per share was declared to shareholders of record May 15, 2013, payable June 3, 2013. These constitute the first two payments toward our annual 6% minimum distribution rate commitment.

Net investment income for the three months ended March 31, 2013 amounted to $2,304,333, compared with $2,760,282 for the same three month period in 2012. These earnings are equal to $0.09 and $0.11 per share, respectively.

Net capital gain realized on investments for the three months ended March 31, 2013 amounted to $3,511,889, or $0.13 per share.

For the three months ended March 31, 2013, the total return on the net asset value (with dividends and capital gains reinvested) of the Fund’s shares was 8.0%. The total return on the market price of the Fund’s shares for the period was 9.0%. These compare to a 3.8% total return for the Lipper Global Natural Resources Funds Index over the same time period.

For the twelve months ended March 31, 2013, the Fund’s total return on net asset value was 6.9% and on market price was 6.7%. The comparable figure for the Lipper Global Natural Resources Funds Index was (0.4)%.

The Fund’s Annual Meeting of Shareholders was held on March 19, 2013 in Baltimore, Maryland. The results of the voting at the meeting are shown on page 7.

The Board of Directors has selected Kathleen T. McGahran, Ph.D., to serve as the Chair of the Board of Directors, effective March 19, 2013. Dr. McGahran has been a member of the Board since 2003 and is the first non-executive director to serve as Board Chair.

We are pleased to announce that on March 19, 2013, Mr. Brian S. Hook was elected Vice President of the Fund. Mr. Hook has served as Chief Financial Officer since 2012, as Treasurer since 2009 and joined the Fund as Assistant Treasurer in 2008.

Investors can find the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV of the Fund on our website at www.peteres.com. Also available there are a brief history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

Nancy J.F. Prue

President

April 11, 2013

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2013	2012
At March 31:
Net asset value per share	$29.94	$29.90
Market price per share	25.98	26.00
Shares outstanding	26,354,271	25,655,036
Total net assets	789,062,905	767,019,534
Unrealized appreciation on investments	336,786,236	321,534,830

For the three months ended March 31:
Net investment income	2,304,333	2,760,282
Net realized gain	3,511,889	14,709,662
Total return (based on market price)	9.0%	6.6%
Total return (based on net asset value)	8.0%	5.0%

Key ratios:
Net investment income to average net assets (annualized)	1.20%	1.45%
Expenses to average net assets (annualized)	0.88%	0.64%
Portfolio turnover (annualized)	23.1%	8.6%
Net cash & short-term investments to net assets	0.7%	5.1%

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

Year	Income Dividends Per Share	Short-Term Capital Gains Distributions Per Share	Long-Term Capital Gains Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2008	$0.38	$0.04	$2.57	$2.99	8.9%
2009	0.37	0.14	0.89	1.40	6.6
2010	0.32	0.19	0.76	1.27	5.5
2011	0.39	0.02	1.56	1.97	7.1
2012	0.42	0.01	1.17	1.60	6.4

				Average:	6.9%

*	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average month-end market price of the Fund’s Common Stock for the calendar year in years prior to 2012 and for the twelve months ended October 31 beginning in 2012, which is consistent with the calculation to determine the minimum distribution rate commitment announced in September 2012.

PORTFOLIO REVIEW

March 31, 2013

(unaudited)

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$129,166,377	16.4%
Chevron Corp.	98,620,600	12.5
Schlumberger Ltd.	46,806,250	5.9
Occidental Petroleum Corp.	32,131,700	4.1
Anadarko Petroleum Corp.	26,235,000	3.3
Phillips 66	24,158,892	3.1
Hess Corp.	23,273,250	3.0
Noble Energy, Inc.	21,975,400	2.8
EOG Resources, Inc.	19,850,850	2.5
National Oilwell Varco, Inc.	17,687,500	2.2

Total	$439,905,819	55.8%

SECTOR WEIGHTINGS

SCHEDULE OF INVESTMENTS

March 31, 2013

(unaudited)

	Shares	Value (A)
Common Stocks — 99.3%

Energy — 80.2%
Exploration & Production — 20.9%
Anadarko Petroleum Corp.	300,000	$26,235,000
Devon Energy Corp.	150,000	8,463,000
Energen Corp.	175,000	9,101,750
EOG Resources, Inc.	155,000	19,850,850
EQT Corp.	140,000	9,485,000
Marathon Oil Corp.	250,000	8,430,000
Midstates Petroleum Co., Inc. (C)	250,000	2,137,500
Newfield Exploration Co. (C)	80,000	1,793,600
Noble Energy, Inc. (E)	190,000	21,975,400
Oasis Petroleum, Inc. (C)	150,000	5,710,500
Occidental Petroleum Corp. (E)	410,000	32,131,700
Pioneer Natural Resources Co. (E)	100,000	12,425,000
QEP Resources, Inc. (with attached rights)	165,000	5,253,600
Southwestern Energy Co. (C)	55,000	2,049,300

		165,042,200

Integrated Oil & Gas — 34.3%
Chevron Corp.	830,000	98,620,600
ConocoPhillips	275,000	16,527,500
Exxon Mobil Corp. (E)(F)	1,433,430	129,166,377
Hess Corp. (E)	325,000	23,273,250
Royal Dutch Shell plc (Class A) ADR	50,903	3,316,839

		270,904,566

Pipelines — 3.3%
Kinder Morgan Inc.	250,000	9,670,000
Spectra Energy Corp.	29,312	901,344
Williams Companies, Inc.	400,000	14,984,000

		25,555,344

Refiners — 5.9%
HollyFrontier Corp.	110,000	5,659,500
Marathon Petroleum Corp.	190,000	17,024,000
Phillips 66	345,275	24,158,892

		46,842,392

Services — 15.8%
Baker Hughes, Inc.	60,000	2,784,600
FMC Technologies, Inc. (C)	100,000	5,439,000
Halliburton Co.	425,000	17,174,250
Nabors Industries Ltd.	319,000	5,174,180
National Oilwell Varco, Inc.	250,000	17,687,500
Oil States International, Inc. (C)	100,000	8,157,000
Schlumberger Ltd. (E)	625,000	46,806,250
Seadrill Ltd. (B)	200,003	7,442,112
Transocean Ltd. (C)(E)	170,000	8,833,200
Weatherford International Ltd. (C)	400,000	4,856,000

		124,354,092

	Shares	Value (A)

Basic Materials — 16.9%
Chemicals — 12.7%
CF Industries Holdings, Inc. (E)	84,069	16,004,216
Dow Chemical Co.	550,000	17,512,000
E.I. du Pont de Nemours and Co.	125,000	6,145,000
Eastman Chemical Co.	166,000	11,598,420
FMC Corp. (E)	150,000	8,554,500
LyondellBasell Industries N.V. (Class A)	225,000	14,240,250
Potash Corporation of Saskatchewan Inc. (E)	240,000	9,420,000
Praxair, Inc. (E)	150,000	16,731,000

		100,205,386

Gold & Precious Metals — 1.6%
SPDR Gold Trust (C)(E)	80,000	12,356,000

Industrial Metals — 2.1%
Freeport-McMoRan Copper & Gold Inc.	487,000	16,119,700

Mining — 0.5%
Peabody Energy Corp.	202,440	4,281,606

Utilities — 2.2%
National Fuel Gas Co.	100,000	6,135,000
New Jersey Resources Corp.	258,000	11,571,300

		17,706,300

Total Common Stocks (Cost $446,808,474)		$783,367,586

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2013

(unaudited)

	Principal/ Shares	Value (A)
Short-Term Investments — 0.9%
Money Market Account — 0.6%
M&T Bank, 0.15%	$4,929,600	$4,929,600

Money Market Funds — 0.3%
Fidelity Institutional Money Market - Money Market Portfolio (Institutional Class), 0.14% (D)	2,600,000	2,600,000
RBC U.S. Government Money Market (Institutional Class I), 0.01% (D)	10,000	10,000
Vanguard Federal Money Market, 0.01% (D)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.05% (D)	10,000	10,000

		2,630,000

Total Short-Term Investments (Cost $7,559,600)		7,559,600

Securities Lending Collateral — 0.8%
(Cost $6,270,206)
Money Market Funds — 0.8%
Invesco Short-Term Investment Trust - Liquid Assets Portfolio (Institutional Class), 0.11% (D)	6,270,206	$6,270,206

Total Investments — 101.0% (Cost $460,638,280)		797,197,392
Cash, receivables, prepaid expenses and other assets, less liabilities — (1.0)%		(8,134,487)

Net Assets — 100.0%		$789,062,905

Notes:

(A)	Common Stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $43,140,009.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $26,503,575.

OTHER INFORMATION

DIVIDEND PAYMENT SCHEDULE

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.peteres.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2012 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.peteres.com under the headings “About Petroleum & Resources” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

PRIVACY POLICY

In order to conduct its business, the Fund, through its transfer agent, American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders was held on March 19, 2013. The following votes were cast for directors:

	Votes For	Votes Withheld
Enrique R. Arzac	21,166,421	1,485,955
Phyllis O. Bonanno	21,102,788	1,549,588
Kenneth J. Dale	21,294,045	1,358,331
Frederic A. Escherich	21,289,187	1,363,189
Roger W. Gale	21,225,502	1,426,874
Kathleen T. McGahran	21,223,045	1,429,331
Craig R. Smith	21,217,687	1,434,689
Mark E. Stoeckle	21,218,739	1,433,637

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2013 was approved with 21,427,213 votes for, 224,209 votes against, and 1,000,954 shares abstaining.

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900            (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

This report is transmitted to the shareholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [1,3],5	Roger W. Gale [2,4]
Phyllis O. Bonanno [1,3,5]	Kathleen T. McGahran [1,2,3,5,6]
Kenneth J. Dale [2,4]	Craig R. Smith [2,3]
Frederic A. Escherich [1,4,5]	Mark E. Stoeckle [1]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee
6.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer
Nancy J.F. Prue, CFA	President
David D. Weaver, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Michael A. Kijesky, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

Stock Data

Market Price (3/31/13)	$25.98
Net Asset Value (3/31/13)	$29.94
Discount:	13.2%

New York Stock Exchange ticker symbol: PEO

NASDAQ Quotation Symbol for NAV: XPEOX

Distributions in 2013

From Investment Income (paid or declared)	$0.13
From Net Realized Gains	0.07

Total	$0.20

2013 Dividend Payment Dates

March 1, 2013

June 3, 2013

September 3, 2013*

December 27, 2013*

*Anticipated